GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General New York Municipal Bond Fund, Inc. for the 12-month period ended October 31, 1997. During this period, your Fund produced a total return, including share price changes and dividend income generated, of 8.63%* and a tax-free distribution rate per share of 4.84%.**
Economic Review
    With the level of inflation at its lowest since 1964, and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (GDP) - the dollar total of all goods and services produced in the United States - has grown in excess of 3% for the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plants and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy since their spending accounts for two-thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee
(FOMC), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997 when the FOMC increased the Federal Funds rate by a modest one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price and Producer Price Indices. The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a level unmatched in 23 years.
    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman
Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.
Market Environment
    Since our April semi-annual report, long-term taxable interest rates have declined dramatically. As measured by the 30-year U.S. Treasury bond, yields ended the period at 6.15%, down from roughly 7.0% just six months earlier. In the municipal market the drop in rates was less pronounced as the Bond Buyer Revenue Bond Index closed the period yielding 5.60% versus 6.01% on April 30. Initially, long-term interest rates were driven lower by expectations that economic growth would slow during the summer. When that did not materialize, disappointed bond market participants pushed yields higher from the beginning of August through mid-September as tight labor markets in the U.S. again became a source of concern. The implications of a tight labor market were overshadowed during October by the development of economic crises in various Asian countries which precipitated a significant correction in the U.S. equity market.
    The underperformance of municipal bonds during the reporting period was driven by a combination of lack of retail demand at lower yields and a large increase in issuance, as many bond refundings became economically feasible. This weakening technical dynamic is illustrated by the municipal/Treasury yield ratio (as measured by the Bond Buyer Revenue Bond Index/30-year
Treasury yield) cheapening from 86% on April 30, 1997 to 91% six months later. Portfolio Overview
    As discussed in our April report, the Fund had been managed with a defensive bias until it was clear that the Fed tightening had been completed.
 The Fund endeavors to provide an attractive yield and we maintain a core position of high coupon paper to help meet that need. The municipal yield curve has remained relatively flat during this reporting period. The maturities of some holdings were shortened from the 30-year range with only
a modest reduction in yield, thereby reducing volatility.   This afforded us
the flexibility to increase our position in paper with the potential for capital appreciation without significantly extending the duration of the Fund. The demand for high yield paper continues to be very strong in the municipal market; nevertheless, we will continue to incorporate it into the structure of the portfolio. New York issuance, which was limited during the early part of the year, increased considerably during the 2nd and 3rd quarters. The total return of 8.63% for the year ended October 31, compares very favorably to the Lipper New York Municipal Average of 8.04% for the same time period.
    Included in this report are financial statements relating to your Fund;
we hope you find them informative.
                                            Very truly yours,

                                           [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. Income is subject to state and local taxes for non-New York residents.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.                      OCTOBER 31, 1997
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

Dollars
$23,243
Lehman Brothers
Municipal Bond Index*
$21,264
General New York
Municipal Bond Fund
*Source: Lehman Brothers

Average Annual Total Returns
                        One Year Ended               Five Years Ended              Ten Years Ended
                       October 31, 1997              October 31, 1997              October 31, 1997
                       -----------------             -----------------             -----------------
                            8.63%                         7.22%                          7.84%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in the General New York Municipal Bond Fund, Inc. on 10/31/87 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses and is not limited to investments principally in New York municipal obligations. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                                         OCTOBER 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments-100.0%                                                                Amount            Value
                                                                                                      _______          _______
New York-95.3%
Albany Industrial Development Agency:
  IDR (Hampton Plaza Project) 6.25%, 3/15/2018..............................                     $    5,600,000 $    5,741,680
  LR:
    (New York State Assembly Building Project) 7.75%, 1/1/2010..............                          3,565,000      4,066,631
    (New York State Department of Health Building Project) 7.25%, 10/1/2010.                          1,740,000      1,934,445
Board of Cooperative Educational Services, COP (Greenport Vocational Facility
Project)
  7.875%, 10/1/2000.........................................................                            867,909        906,201
Cohoes Industrial Development Agency, IDR (Norlite Corp. Project)
  6.75%, 5/1/2009 (LOC; Dresdner Bank) (a)..................................                          2,400,000      2,679,456
Franklin County Solid Waste Management Authority, Solid Waste Systems Revenue
  6.125%, 6/1/2009..........................................................                          1,350,000      1,386,598
Jefferson County Industrial Development Agency, SWDR (Champion International Corp.)
7.20%, 12/1/2020............................................................                          2,000,000      2,202,880
Metropolitan Transportation Authority, Transportation Facilities Revenue:
  6%, 7/1/2016 (Insured; FSA)...............................................                          5,000,000      5,340,800
  (Service Contract) 5.25%, 7/1/2017(b).....................................                         11,150,000    10,687,944
New York City, Refunding:
  6.375%, 8/1/2004..........................................................                          3,000,000      3,239,520
  7.65%, 2/1/2006...........................................................                            180,000        202,216
  7%, 10/1/2008.............................................................                          1,750,000      1,934,292
  5.875%, 3/15/2012.........................................................                          2,345,000      2,432,398
  6.375%, 8/15/2012.........................................................                          3,395,000      3,629,764
  5.875%, 8/15/2013.........................................................                          3,300,000      3,412,959
  6%, 8/1/2016..............................................................                          4,000,000      4,160,280
  5.875%, 8/15/2016.........................................................                          2,715,000      2,790,097
  6%, 8/1/2017..............................................................                          2,000,000      2,080,240
  6%, 8/1/2021..............................................................                          6,000,000      6,235,440
  6.125%, 8/1/2025..........................................................                          5,000,000      5,246,900
New York City Industrial Development Agency:
  Civic Facility Revenue:
    (Nightingale Bramford School Project) 5.85%, 1/15/2020..................                          3,000,000      3,059,700
    (YMCA of Greater New York Project):
      5.80%, 8/1/2016.......................................................                          1,500,000      1,534,785
      8%, 8/1/2016 (Prerefunded 8/1/2001) (c)...............................                          3,300,000      3,791,403
  Special Facility Revenue:
    (Northwest Airlines Inc) 6%, 6/1/2027...................................                          1,300,000      1,338,220
    (Terminal One Group Association Project) 6%, 1/1/2019...................                          3,000,000      3,117,330
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue:
  5%, 6/15/2021.............................................................                          3,500,000      3,377,535
  6%, 6/15/2025.............................................................                          9,750,000     10,206,983
New York City Transitional Finance Authority, Future Tax Revenue 5%, 8/15/2027                        3,500,000      3,338,265

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                          OCTOBER 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount            Value
                                                                                                      _______          _______
New York (continued)
New York State, GO:
  5.70%, 3/15/2013..........................................................                     $    2,000,000 $    2,082,880
  Crossover Refunding 6.125%, 11/15/2012....................................                          5,000,000      5,298,150
  (Environment Quality) 5.125%, 1/15/2015...................................                          3,585,000      3,545,565
New York State Dormitory Authority, Revenues:
  Consolidated City University Systems:
    5.35%, 7/1/2009 (Insured; FGIC) (b).....................................                          1,500,000      1,560,690
    5.75%, 7/1/2013.........................................................                         10,005,000     10,484,740
    5.625%, 7/1/2016........................................................                          2,500,000      2,583,325
    5.75%, 7/1/2018.........................................................                          2,500,000      2,620,725
  Department of Health:
    5.75%, 7/1/2017.........................................................                          5,240,000      5,339,979
    (Roswell Park Cancer) 6.625%, 7/1/2024..................................                          2,700,000      3,011,472
  Refunding, (Mental Health Services Facility) 6%, 8/15/2021................                          1,750,000      1,834,700
  State University Educational Facilities:
    5.50%, 5/15/2013........................................................                          1,500,000      1,537,050
    5.875%, 5/15/2017.......................................................                          2,060,000      2,200,410
    6%, 5/15/2025...........................................................                          3,825,000      3,979,759
  WK Nursing Home Corp. 6.05%, 2/1/2026 (Insured; FHA)......................                          5,000,000      5,337,650
New York State Energy, Research and Development Authority:
  Electric Facilities Revenue (Long Island Lighting) 7.15%, 9/1/2022........                          3,435,000      3,735,837
  Facilities Revenue (Consolidated Edison Co. of New York, Inc. Project) 7.125%, 12/1/2029            2,000,000      2,286,460
  Gas Facilities Revenue (Brooklyn Union Gas Co. Project) 6.368%, 4/1/2020..                          5,000,000      5,476,000
New York State Environmental Facilities Corp.:
  PCR:
    (Pilgrim State Sewer Project) 6.30%, 3/15/2016..........................                          5,200,000      5,742,724
    (State Water Revolving Fund):
      7.25%, 6/15/2010......................................................                            150,000         66,242
      7.25%, 6/15/2010 (Prerefunded 6/15/2001) (c)..........................                          1,150,000      1,287,874
  Special Obligation Revenue (Riverbank State Park) 7.25%, 4/1/2012.........                          2,500,000      2,846,500
  Water Facilities Revenue (New Rochelle Water Co. Project) 6.40%, 12/1/2024                          2,000,000      2,112,860
New York State Housing Finance Agency, Revenue:
  LooseStrife Fields Apartments and Fairway Manor 6.75%, 11/15/2036 (Insured; FHA)                    5,960,000      6,397,285
  Multi-Family Housing:
    Second Mortgage 6.625%, 8/15/2012.......................................                          2,500,000      2,637,600
    7.75%, 11/1/2020 (Insured; AMBAC).......................................                          1,060,000      1,132,218
  Refunding:
    Health Facilities 6%, 11/1/2007.........................................                          6,000,000      6,477,480
    (Housing Mortgage Project) 6.10%, 11/1/2015 (Insured; FSA)..............                          2,000,000      2,114,380
  Service Contract Obligation:
    6%, 9/15/2016...........................................................                          8,675,000      9,112,741
    6%, 3/15/2026...........................................................                          6,645,000      6,946,882

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                         OCTOBER 31, 1997
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                           Amount            Value
                                                                                                      _______          _______
New York (continued)
New York State Medical Care Facilities Finance Agency, Revenue:
  Hospital & Nursing Home Insured Mortgage:
    (Shorefront, St. Lukes and Waterfront Nursing Homes) 6.85%, 2/15/2012 (Insured; FHA)         $    3,000,000  $   3,258,900
    6.20%, 8/15/2013 (Insured; FHA).........................................                          3,000,000      3,204,210
    6.125%, 2/15/2015.......................................................                          5,170,000      5,541,930
  Improvement (Mental Health Services Facilities) 6.50%, 2/15/2019..........                          5,290,000      5,704,895
  Long Term Health Care (Insured Program) 6.45%, 11/1/2010 (Insured; FSA)...                          4,705,000      5,171,501
New York State Mortgage Agency, Homeowner Revenue:
  6%, 4/1/2017..............................................................                          2,000,000      2,089,020
  6.60%, 10/1/2019..........................................................                          3,500,000      3,771,635
  6.05%, 4/1/2026...........................................................                          5,680,000      5,908,734
  6.40%, 4/1/2027...........................................................                          3,995,000      4,263,264
New York State Thruway Authority, Service Contract Revenue:
  (Local Highway and Bridge):
    6%, 4/1/2012............................................................                          6,195,000      6,639,429
    5.75%, 4/1/2013 (Insured; MBIA).........................................                          4,000,000      4,173,160
    6.25%, 4/1/2014.........................................................                          2,000,000      2,151,600
    5.75%, 4/1/2016.........................................................                          4,950,000      5,094,342
New York State Urban Development Corp., Correctional Facilities Revenue:
  Refunding 5.50%, 1/1/2014.................................................                          3,000,000      3,052,920
  5.375%, 1/1/2015..........................................................                          3,000,000      2,964,990
Niagara Frontier Transportation Authority, Airport Revenue
  (Greater Buffalo International Airport) 6.125%, 4/1/2014 (Insured; AMBAC) (d)                       2,700,000      2,865,510
Onondaga County Industrial Development Agency, Sewer Facilities Revenue
  (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024.......................                          4,000,000      4,283,320
Port Authority of New York and New Jersey, Special Obligation Revenue
  (Special Project-JFK International Air Terminal) 5.75%, 12/1/2025 (Insured; MBIA)                   4,500,000      4,606,920
Rensselaer County Industrial Development Agency, IDR (Albany International
Corp.)
  7.55%, 6/1/2007...........................................................                          4,000,000      4,766,880
United Nations Development Corp., Revenue, Refunding 5.50%, 7/1/2017........                          2,000,000      2,000,780
U.S. Related-4.7%
Commonwealth of Puerto Rico, GO 6%, 7/1/2026................................                          5,000,000      5,332,650
Puerto Rico Electric Power Authority, Power Revenue 5.929%, 7/1/2023 (d)....                          2,000,000      2,099,200
Puerto Rico Public Buildings Authority, Guaranteed Government Facilities 5.25%, 7/1/2021              7,000,000      6,878,480
                                                                                                                  ____________
TOTAL MUNICIPAL INVESTMENTS (cost $287,512,397).............................                                      $305,789,410
                                                                                                                  ============

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC       Letter of Credit
COP           Certificate of Participation                       LR        Lease Revenue
FGIC          Financial Guaranty Insurance Company               MBIA      Municipal Bond Investors Assurance
FHA           Federal Housing Association                                     Insurance Corporation
FSA           Financial Security Assurance                       PCR       Pollution Control Revenue
GO            General Obligation                                 SWDR      Solid Waste Disposal Revenue
IDR           Industrial Development Revenue

Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's            or         Standard & Poor's          Percentage of Value
_______                            _______                        _________________         ___________________
AAA                                Aaa                            AAA                               21.7%
AA                                 Aa                             AA                                10.7
A                                  A                              A                                 35.2
BBB                                Baa                            BBB                               26.6
BB                                 Ba                             BB                                 1.7
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      4.1
                                                                                                    ____
                                                                                                   100.0%
                                                                                                    ====

Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b)  Purchased on a delayed-delivery basis.
    (c) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (d) Wholly held by the custodian in a segregated account as collateral for delayed-delivery securities.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poors have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                           OCTOBER 31, 1997
                                                                                                          Cost           Value
                                                                                                          _____          _____
ASSETS:                          Investments in securities-See Statement of Investments            $287,512,397   $305,789,410
                                 Cash.......................................                                         7,126,451
                                 Interest receivable........................                                         4,605,209
                                 Receivable for shares of Common Stock subscribed                                        6,000
                                 Prepaid expenses...........................                                               917
                                                                                                                  ____________
                                                                                                                   317,527,987
                                                                                                                  ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         204,171
                                 Due to Distributor.........................                                             2,985
                                 Payable for investment securities purchased                                        12,278,330
                                 Payable for shares of Common Stock redeemed                                             3,029
                                 Accrued expenses...........................                                            81,928
                                                                                                                  ____________
                                                                                                                    12,570,443
                                                                                                                  ____________
NET ASSETS..................................................................                                      $304,957,544
                                                                                                                  ============
REPRESENTED BY:                  Paid-in capital............................                                      $283,959,903
                                 Accumulated net realized gain (loss) on investments                                 2,720,628
                                 Accumulated net unrealized appreciation (depreciation) on
                                                                investments-Note 4(b)                               18,277,013
                                                                                                                  ____________
NET ASSETS..................................................................                                      $304,957,544
                                                                                                                  ============
SHARES OUTSTANDING
(100 million shares of $.01 par value Common Stock authorized)..............                                        15,093,747
NET ASSET VALUE, offering and redemption price per share-Note 3(d)..........                                            $20.20
                                                                                                                        ======
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                            YEAR ENDED OCTOBER 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $17,981,321
EXPENSES:                        Management fee-Note 3(a)...................                       $  1,831,617
                                 Shareholder servicing costs-Note 3(b)......                            769,016
                                 Professional fees..........................                             50,372
                                 Directors' fees and expenses-Note 3(c).....                             35,387
                                 Custodian fees.............................                             32,191
                                 Prospectus and shareholders' reports-Note 3(b)                          20,273
                                 Registration fees..........................                              8,253
                                 Loan commitment fees-Note 2................                              3,047
                                 Miscellaneous..............................                             21,436
                                                                                                   ____________
                                       Total Expenses.......................                                         2,771,592
                                                                                                                  ____________
INVESTMENT INCOME-NET.......................................................                                        15,209,729
                                                                                                                  ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                       $  3,257,845
                                 Net realized gain (loss) on financial futures                         (534,829)
                                                                                                   ____________
                                       Net Realized Gain (Loss).............                                         2,723,016
                                 Net unrealized appreciation (depreciation) on investments                           7,610,372
                                                                                                                  ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        10,333,388
                                                                                                                  ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $25,543,117
                                                                                                                  ============
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              Year Ended         Year Ended
                                                                                            October 31, 1997  October 31, 1996
                                                                                            ________________  ________________
OPERATIONS:
  Investment income-net...............................................                        $   15,209,729    $   16,183,164
  Net realized gain (loss) on investments.............................                             2,723,016        1 ,871,934
  Net unrealized appreciation (depreciation) on investments...........                             7,610,372        (2,913,106)
                                                                                              ______________    ______________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                            25,543,117        15,141,992
                                                                                              ______________    ______________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................                           (15,209,729)      (16,183,164)
  Net realized gain on investments....................................                            (1,872,173)       (2,240,383)
                                                                                              ______________    ______________
    Total Dividends...................................................                           (17,081,902)      (18,423,547)
                                                                                              ______________    ______________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.......................................                           168,930,855       253,147,496
  Dividends reinvested................................................                            12,405,077        13,591,136
  Cost of shares redeemed.............................................                          (194,529,439)     (276,403,277)
                                                                                              ______________    ______________
    Increase (Decrease) in Net Assets from Capital Stock Transactions.                           (13,193,507)       (9,664,645)
                                                                                              ______________    ______________
      Total Increase (Decrease) in Net Assets.........................                            (4,732,292)      (12,946,200)
NET ASSETS:
  Beginning of Period.................................................                           309,689,836       322,636,036
                                                                                              ______________    ______________
  End of Period.......................................................                         $ 304,957,544     $ 309,689,836
                                                                                              ==============    ==============
                                                                                                  Shares            Shares
                                                                                              ______________    ______________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................                             8,559,560        12,869,050
  Shares issued for dividends reinvested..............................                               626,648           689,430
  Shares redeemed.....................................................                            (9,841,404)      (14,024,751)
                                                                                              ______________    ______________
    Net Increase (Decrease) in Shares Outstanding.....................                              (655,196)         (466,271)
                                                                                              ==============    ==============
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Year Ended October 31,
                                                              ______________________________________________________
PER SHARE DATA:                                                 1997        1996        1995        1994        1993
                                                               _____       _____       _____       _____       _____
    Net asset value, beginning of period........              $19.66      $19.90      $18.73      $21.53      $19.55
                                                               _____       _____       _____       _____       _____
    Investment Operations:
    Investment income-net.......................                 .98        1.01        1.06        1.14        1.17
    Net realized and unrealized gain (loss)
      on investments............................                 .66        (.10)      1.29        (2.49)       2.24
                                                               _____       _____       _____       _____       _____
    Total from Investment Operations............                1.64         .91        2.35       (1.35)       3.41
                                                               _____       _____       _____       _____       _____
    Distributions:
    Dividends from investment income-net........                (.98)      (1.01)      (1.06)      (1.15)      (1.16)
    Dividends from net realized gain on investments             (.12)       (.14)       (.12)       (.30)       (.27)
                                                               _____       _____       _____       _____       _____
    Total Distributions.........................               (1.10)      (1.15)      (1.18)      (1.45)      (1.43)
                                                               _____       _____       _____       _____       _____
    Net asset value, end of period..............              $20.20      $19.66      $19.90      $18.73      $21.53
                                                               =====       =====       =====       =====        ====
TOTAL INVESTMENT RETURN.........................                8.63%       4.68%      12.98%      (6.59%)     18.05%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.....                 .91%        .91%        .86%        .76%        .69%
    Ratio of net investment income
      to average net assets.....................                4.98%       5.12%       5.51%       5.62%       5.64%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager........                   -           -         .04%        .12%        .22%
    Portfolio Turnover Rate.....................               66.32%      80.30%      65.91%      24.56%      23.46%
    Net Assets, end of period (000's Omitted)...            $304,958    $309,690    $322,636    $307,996    $414,136
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    General New York Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 11\2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended October 31, 1997.
    (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended October 31, 1997, the Fund was charged $616,869 pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $109,131 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemption through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended October 31, 1997, redemption fees amounted to $54,238.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $198,163,590 and $201,842,347, respectively.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 1997, there were no financial futures contracts outstanding.
    (b) At October 31, 1997, accumulated net unrealized appreciation on investments was $18,277,013, consisting of $18,294,616 gross unrealized appreciation and $17,603 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
General New York Municipal Bond Fund, Inc.
    We have audited the accompanying statement of assets and liabilities of General New York Municipal Bond Fund, Inc., including the statement of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General New York Municipal Bond Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1997:
    -all the dividends paid from investment income-net are "exempt interest dividends" (not generally subject to regular Federal income tax and, for individuals who are New York residents, New York State and New York City personal income taxes), and
    -the Fund hereby designates $.1198 per share as a long-term capital gain distribution of the $.1213 per share paid on December 5, 1996.
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1997 calendar year on Form 1099-DIV which will be mailed by January 31, 1998.



Registration Mark
[Dreyfus lion "d" logo]
GENERAL NEW YORK
MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                           949AR9710
Registration Mark
[Dreyfus logo]
General New York
Municipal Bond
Fund, Inc.
Annual Report
October 31, 1997